Exhibit 99-2.

                            EMPLOYMENT AGREEMENT

      AGREEMENT, made as of the 27th day of September, 2000 between David
B. Lederer ("Executive") and Detection Systems, Inc., a New York corporation ("Company").

                            W I T N E S S E T H:

      In consideration of the mutual covenants contained herein, the parties agree as follows:

      1. Offer of Employment and Term. The Company agrees to employ Executive in the capacity of Executive Vice President for the Term of Employment commencing as of the date of this Agreement (the "Commencement Date"). The Company agrees to provide Executive with such office and such operational and administrative support as is consistent with his position. Executive's employment under this Agreement will be in the vicinity of Rochester, New York. "Term of Employment" as used herein shall mean the period commencing on the Commencement Date and continuing thereafter for a period of 5 years, unless the Company and Executive agree in writing to extend the Term of Employment, in which case the Term of Employment shall have the meaning as determined at that time; provided, however, that Executive's employment may be earlier terminated as hereinafter set forth, in which event the Term of Employment shall mean the period from the Commencement Date through the date of such earlier termination. Except as provided in Section 4 below, upon the end of the Term of Employment hereunder, the Non-Competition, Disability, and Retirement Agreement attached as Exhibit A (hereinafter the "N-CDR Agreement") shall become effective as provided in Sections 1 and 19 thereof. Whenever the N-CDR Agreement becomes effective, this Agreement shall terminate, except for any accrued liabilities hereunder.

      Notwithstanding any of the other provisions of this Agreement, however, this Agreement will automatically terminate upon Executive's death and thereupon all payments and non-vested benefits payable hereunder shall cease, except for any death benefits and survivor benefits for his spouse which are provided under the Company's employee plans or the N-CDR Agreement, which shall upon the death become effective pursuant to Sections 1 and 19 thereof.

      The Company may terminate this Agreement due to Executive's permanent disability, as determined by the Board of Directors in good faith based on the certification of an independent M.D., and in any such case the N-CDR Agreement shall thereupon become effective pursuant to Sections 1 and 19 thereof.

      2. Executive's Acceptance. Executive hereby accepts the executive employment described in this Agreement. Executive further agrees that he will devote himself during reasonable business hours to performance of the duties and responsibilities of his office during the Term of Employment. Executive also agrees not to disclose trade secrets of the Company, or to engage in any other activity which is detrimental to the interests of the Company, during the Term of Employment.

      3. Compensation and Benefits. The compensation and benefits which the Company shall provide Executive for his services during the Term of Employment shall include but not be limited to:

      (a)   Base salary equal to or greater than $276,440.80 per year;

      (b) Participation in all Company executive incentive compensation plans. Such incentive compensation plans shall include an annual cash bonus equal to an amount not less than 2% of the amount by which the Company's pre-tax profits exceed 4% of net sales. If Executive is employed by the Company for only part of a year or his employment is terminated before year end, the bonus for that year will be pro rated based on the portion of the year Executive was employed by the Company (except as otherwise provided in Section 4 below);

      (c) Grants of options under any Company employee stock option plan, where permitted by the Plan, in such amounts as are determined by the Board of Directors or the Committee of the Board administering such plan;

      (d) Participation in all Company pension, deferred compensation, insurance, health and welfare or other benefit plans in which the Company's senior executives are entitled to participate; and

      (e) Continuation of all plans in which the Executive participates, including existing fringe benefits and executive perquisites to which Executive is entitled as of the date of this Agreement.

      4. Termination Without Cause. The Company may terminate Executive's employment without Cause, as hereinafter defined, and for any reason. If Executive is terminated without Cause, Company will continue to compensate and provide benefits to Executive as if he had continued in the Company's employment under this Agreement for the then remaining balance of the Term of Employment or for a period of 3 years from the date of termination, whichever is longer. So long as Executive is being paid currently under this Section 4, Executive shall comply with Section 2 of the N-CDR Agreement. At the end of the period set forth above in this Section 4 (during which period the Company shall continue to compensate Executive pursuant to this Agreement), the N-CDR Agreement shall become effective in accordance with Sections 1 and 19 thereof.

      5. Termination for Cause. The Company may terminate Executive's employment immediately and without prior notice to the Executive for Cause as defined below. The existence of Cause shall be determined by the Company's Board of Directors (other than Executive) acting in good faith. "Cause" is defined, and shall be limited to, a good faith determination by the Board of Directors that any of the following has occurred:

      (a) Executive has knowingly misappropriated for his benefit a material amount of funds or property of the Company;

      (b) Executive has obtained a material personal profit from any illegal Company transaction with a third party;

      (c) Executive has obtained a material personal profit from the use of the Company's trade secrets other than on its behalf;

      (d) The Company has suffered material financial harm from knowingly illegal action by Executive, other than on the Company's behalf or for its benefit; or

      (e) Willful and prolonged absence from work by Executive or willful refusal by Executive to perform his duties and responsibilities under circumstances which, in either case, constitute a substantial abdication of Executive's duties and responsibilities of his office, provided that Executive has been given written notice of that absence or refusal and Executive has not substantially cured the stated Cause within 60 days thereafter (but action taken by Executive in reliance upon Section 7 below shall not be deemed an absence or refusal for purposes of this Section 5).

      If Executive's employment is terminated by the Company for Cause, he shall continue to be paid compensation and provided benefits in accordance with the provisions of Section 4 above and the N-CDR Agreement, provided that his cash compensation shall be reduced by the amount of any monetary damage suffered by the Company due to the Cause, as determined by a court of competent jurisdiction, prorated over the actuarially determined term of such payments and based on a final court determination; and at the end of the period specified in Section 4, the N-CDR Agreement shall become effective in accordance with Sections 1 and 19 thereof.

      6. Resignation. Executive may voluntarily resign from full time employment with the Company, effective no earlier than 90 days after the Executive has given written notice thereof to the Company's Secretary or the Chairman of the Compensation Committee of the Board of Directors and the Term of Employment shall terminate on the effective date set forth in the notice. If Executive resigns or otherwise voluntarily leaves the Company's employment prior to a Change in Control, he shall forfeit all compensation and non-vested benefits, from and after the effective date of such resignation, except that upon that effective date the N-CDR Agreement shall become effective in accordance with Sections 1 and 19 thereof.

      7.    Change in Control; Potential Change in Control.

      (a) A "Change in Control" of the Company shall be deemed to have occurred if:

                  (1) any "person," as such term is used in Sections 13(d)
            and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;

                  (2) there is elected 35% or more of the members of the
            Board of Directors of the Company without the approval of the nomination of such members by a majority of the Board serving prior to that election or, if the election was by shareholders, without the Board's approval of the nomination having been included in the Company's proxy statement for that shareholder meeting;

                  (3) the shareholders of the Company approve a merger or
            consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 75% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 25% of the combined voting power of the Company's then-outstanding securities; or

                  (4) The shareholders of the Company approve an agreement
            for the sale or disposition by the Company of all or substantially all of the Company's assets.

      (b)   If:

            (i) any Change in Control of the Company occurs while this Agreement is effective, and

            (ii) after Karl H. Kostusiak ("Kostusiak") has given notice to the Company or the Company (acting upon a determination of its Board of Directors) has given notice to Kostusiak, in either case, to the effect that the six month period called for by Section 7(b) of the employment agreement between the Company and Kostusiak, dated September 27, 2000 (the "Kostusiak Agreement"), has begun to run, Executive gives notice to the Company or the Company (acting upon a determination of its Board of Directors) gives notice to Executive, in either case to the effect that the six month period called for by this Section 7(b) shall begin to run, and

            (iii) after Kostusiak's employment has been terminated by Kostusiak or by the Company (other than for Kostusiak's death or disability) within six months after the date the notice provided for in Section 7(b)(ii) of the Kostusiak Agreement is received (in Kostusiak's case, the termination being effected by Kostusiak giving notice within that six month period, effective within 30 days after the notice is given, that his employment is terminated), regardless of the reason, if any, and regardless which party gave the notice provided for in Section 7(b)(ii) of the Kostusiak Agreement, Executive's employment is terminated by Executive or by the Company (other than for Executive's death or disability) within six months after the date the notice provided for in (ii) above is received (in Executive's case the termination being effected by Executive giving notice within that six month period, effective within 30 days after the notice is given, that his employment is terminated), regardless the reason, if any, and regardless which party gave the notice provided for in (ii) above, then the Company shall, upon receipt of said notice, immediately pay, transfer, and provide to Executive the following amounts, benefits, and assets:

                  (1) The Company shall pay to Executive the sum of
            Executive's full base salary through the effective date of termination of his employment at the rate in effect at the time of termination or at the time the Change in Control occurs, whichever is higher, and an amount equal to the amount of any bonus which has been earned by him but not yet paid to him. These two amounts shall be paid to Executive in a lump sum within five days following the effective date of termination, or in the case of a bonus which is not readily calculable at that time, within five days after the bonus can be calculated.

                  (2) The Company shall pay to Executive an amount equal to
            3 times the highest total cash compensation (including base salary and bonuses) paid to Executive in any of the Company's last three fiscal years completed prior to such termination. This amount shall be paid to Executive as provided in the last sentence of subsection (1) above.

                  (3) The Company shall pay to Executive an amount equal to
            the total amounts that would be expended for the benefits to be provided Executive under Section 3 above if Executive had continued to be an employee of the Company for 3 years after the termination (such as, but not limited to, the life, accident, disability, health and travel insurance, and other benefits in effect for Executive at the time notice of termination is given or at the time the Change in Control occurs, whichever may be higher in the case of each benefit). This amount shall be paid to Executive as provided in the last sentence of subsection (1) above either in cash or in the form of an annuity contract issued by an independent insurance company licensed to do business in New York that will provide payment of all such total amounts.

                  (4) All options and other rights that Executive may hold
            to purchase or otherwise acquire Common Stock of the Company shall immediately become exercisable in full for the total number of shares that are or might become purchasable thereunder, in each case without further condition or limitation except the giving of notice of exercise and the payment of the purchase price thereunder (but without amendment of the plan under which they were issued). At his discretion, Executive may elect to surrender to the Company his rights in any such options and rights held by him and, upon that surrender, the Company shall pay him an amount in cash equal to the aggregate spread between the exercise prices of all those options and rights and the value of the Common Stock purchasable thereunder (or of any other security into which the Common Stock has been exchanged or converted) as of the date of the termination of employment, the value to be determined by the reported last sale price of the Common Stock or that other security (or the mean between the reported last bid and asked prices) on that date on NASDAQ (or, if it is not NASDAQ, on whatever may then be the principal exchange or quotation system on which the Company's Common Stock or that other security is traded at that time).

                  (5) The Company shall transfer to Executive any and all
            of its right, title, and interest in and to all Company life insurance policies on Executive's life (except with respect to Nationwide Insurance Policy No. N100169270 (the "Nationwide Policy")) (and upon that transfer, Executive shall be deemed to have released the Company from any and all obligations it then owes to him to maintain and pay premiums on those policies and any obligation on the part of the Company to repurchase common stock of the Company from Executive or his estate using the proceeds of such life insurance policies shall be of no further force or effect).

                  (6) In addition to the amounts specified in clauses (1)
            through (5) of this paragraph (b), the Company shall pay to Executive, at the same time as those amounts are paid, an additional amount which, after taking into account all federal, state, and local income and excise taxes that Executive is required to pay with respect to receipt of the additional amount under this clause (6), will render the net after-tax payment to Executive under this clause (6) equal to the sum of:

                        (A) all federal, state, and local excise taxes that
                  Executive is required to pay with respect to the payments made pursuant to clauses (1) through (5) above; and

                        (B) all federal, state, and local income and excise
                  taxes that Executive is required to pay with respect to the payment made pursuant to this clause (6).

            The foregoing amounts of federal, state, and local income and excise taxes shall be determined initially by a nationally recognized law firm or firm of independent public accountants retained by Executive at his expense or, at Executive's option, by a law firm or firm of independent public accountants at the Company's expense, and such determination and the basis therefor shall be furnished in writing to Executive and the Company. Payment shall be made by the Company in accordance with that initial determination regardless whether there is a dispute over the accuracy thereof. If either party disputes that initial determination the matter shall promptly be referred to a nationally recognized law firm or firm of independent public accountants selected by the Executive (which firm shall not have been involved in the initial determination), and Executive and the Company shall promptly furnish to that firm such information as it reasonably requests. The Company shall make such additional payment to Executive or Executive shall refund to the Company, as the case may be, in accordance with the latter firm's determination. The fees and expenses of that firm shall be borne by the Company.

            Notwithstanding any provision in this Agreement or the N-CDR Agreement to the contrary, at no time may the aggregate value of the payments and benefits to be provided to Executive pursuant to Sections 7(b)(iii)(2) through 7(b)(iii)(6) hereof and Section 3 of the N-CDR Agreement exceed 2.23% of the then current market capitalization of the Company (the "Cap Amount"). If the aggregate value of such payments and benefits to be provided to Executive exceed the Cap Amount, Executive shall, subject to the Cap Amount, determine which payments or benefits shall be reduced and the amount of each applicable reduction.

      (c) A "Potential Change in Control" of the Company shall be deemed to have occurred if circumstances exist which are determined by a majority of the non- employee directors of the Board to reasonably be expected to lead to a Change in Control within a period of no more than 8 business days after such determination.

      (d) The Company shall, immediately upon receipt of notice from the Executive that a Potential Change in Control has occurred, transfer to an escrow account for the Executive's benefit (subject to Section 7(e) hereof) the life insurance policies referenced in Section 7(b)(iii)(5) hereof and an amount in cash sufficient to either (as determined by the compensation committee of the Board) (i) fund the payments and benefits to which Executive would be entitled upon a termination following a Change in Control in accordance with Section 7(b) hereof and all amounts set forth in Sections 3 and 9 (but excluding Section 4) of the N-CDR Agreement, presuming Executive will not violate any non-competition provisions set forth in the N-CDR Agreement or (ii) purchase and fully pay for an annuity policy sufficient to fund the same; provided, however, that the aggregate amount transferred to such escrow account in respect of the payments made and benefits provided to Executive pursuant to Sections 7(b)(iii)(2) through 7(b)(iii)(6) hereof and Section 3 of the N-CDR Agreement may not exceed 2.23% of the then current market capitalization of the Company determined as of the date of the Potential Change in Control (the "Potential Change in Control Cap Amount"). If the Nationwide Policy is contributed to fund the escrow account contemplated by this Section 7(d), the amount of funding required to be provided by the Company shall be reduced by the cash surrender value of the Nationwide Policy at the time of funding.

      (e) If a Change in Control occurs and either Executive or the Company gives notice pursuant to Section 7(b)(ii) hereof and Executive's employment hereunder is terminated pursuant to Section 7(b)(iii) hereof, any funds or property held in the escrow account shall be immediately transferred to Executive in full satisfaction of the Company's obligation to pay or fund the payments and benefits set forth in Section 7(b) of this Agreement and Sections 3 and 9 of the N-CDR Agreement. In the event the Cap Amount, as determined based upon the market capitalization of the Company immediately prior to the Change in Control (the "Change in Control Cap Amount"), exceeds the Potential Change in Control Cap Amount, the Company shall transfer to Executive the amount of such excess as soon as administratively practicable following such Change in Control. In the event the Change in Control Cap Amount is less than the Potential Change in Control Cap Amount (such difference, the "Overage"), the amount payable to Executive pursuant to this Section 7(e) shall be reduced by the amount of the Overage and such amount shall be returned to the Company or its successor, as applicable, as soon as practicable following such Change in Control. Within 10 days after
(x) it has been conclusively determined jointly by the Executive's counsel and the Company's counsel that a Change in Control has not occurred or (y) the notice period set forth in Section 7(b)(ii) hereof has expired without Executive's termination of employment during such period, the escrow agent shall return to the Company all funds and property contributed to the escrow account by the Company, plus any interest accrued thereon.

      (f) The Company may withhold from any payments due to Executive under paragraph (b) such amounts as its attorneys or independent public accountants may determine are required to be withheld under applicable federal, state, and local tax laws.

      (g) If applicable, the provisions of Section 7(b) shall control over the provisions of Sections 4 and/or 5. In the event that Executive's employment is not terminated by the Company or the Executive within the six month period specified in Section 7(b), the provisions of Sections 4 and 5 once again shall be applicable thereafter.

      (h) In addition to payment of the amounts set forth in Section 7(b) above and the funding of the escrow account as provided in Section 7(d) above, beginning on the effectiveness of any termination of employment to which Section 7(b) applies, the Company shall compensate and pay benefits to and may retain the consulting services of Executive in accordance with the N-CDR Agreement, which shall become effective in accordance with Sections 1 and 19 thereof.

      8. Retirement. The Company and Executive hereby agree that Executive shall retire from full-time employment with the Company effective with the close of business on December 31 of the year in which Executive attains the age of 68, and beginning on January 1 of the next year, the Company will pay Executive retirement benefits for his lifetime and for his spouse's lifetime, if his spouse survives him, in accordance with the applicable provisions of the N-CDR Agreement, which shall become effective in accordance with Sections 1 and 19 thereof.

      9. Change in Employment Status. If approved by the Executive and the Board of Directors during the Term of Employment, Executive may become an independent consultant with terms and conditions of that relationship substantially equal in all respects to those set forth in the N-CDR Agreement, which in that event shall become effective in accordance with Sections 1 and 19 thereof.

      10. Expenses and Interest. If any contest or dispute shall arise hereunder, including without limitation any contest or dispute in respect of the failure of the Company to make any payment or provide any benefit hereunder (including a payment required hereunder but made pursuant to the N-CDR Agreement) when due, the Company shall pay directly, or at the Executive's election reimburse Executive, on a current basis, for the costs and expenses (including reasonable attorneys fees and related expenses) incurred by Executive in connection with such contest or dispute, together with interest on each payment or benefit paid or provided late by the Company calculated to the date of actual payment or provision at an annual rate equal to 3% over the highest rate then paid by the Company under its short term borrowing arrangements with an independent institutional lender (and if there is no such lender, then 4% above the prevailing prime rate as reported in the Wall Street Journal); provided, however, Executive shall be required to repay any such amounts to the Company to the extent a court issues a final and non-appealable order setting forth the determination that the position taken by Executive was frivolous or advanced in bad faith.

      11. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be delivered personally or given by prepaid, certified, return receipt requested, first class mail addressed:

      (a) if to the Company, to at least two members of the Board of Directors at the addresses to which the Company then sends correspondence to them;

      (b) if to Executive, at his home mailing address on file with the Company; and

      (c) to such other address as the party to which such notice is to be given shall have notified (in accordance with the provisions of this Section 11) as its substitute address for the purpose of this Agreement.

      Any notice given as aforesaid shall be deemed conclusively to have been received on the fifth business day after such mailing.

      12. Amendment. It is agreed that no change or modification of this Agreement shall be made except in a writing signed by both parties.

      13. Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not be affected thereby.

      14. Law Governing. The validity, interpretation, and effect of this Agreement shall be governed by the laws of the State of New York.

      15. Entire Agreement. This Agreement, including the N-CDR Agreement, which is being executed simultaneously herewith, contains the entire understanding of the parties with respect to the employment of Executive by the Company. There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein.
This Agreement supersedes all prior
agreements, arrangements, and understandings between the parties, whether oral or written, with respect to the employment of Executive.

      16. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, administrators, successors, and assigns of the respective parties.


      IN WITNESS WHEREOF, Executive, for himself, and the undersigned director of the Company, acting on behalf of the Company by authority of its Board of Directors, have executed this Agreement as of the day and year first above written.



                                          /s/ David B. Lederer
                                          David B. Lederer,
                                          Executive


                                          DETECTION SYSTEMS, INC.

                                          By: /s/ Donald R. Adair
                                              Donald R. Adair,
                                              Chairman of the
                                              Compensation Committee
                                              of the Board of Directors

Attachment: Exhibit A - Non-Competition, Disability, and Retirement Agreement




                                 EXHIBIT A

           NON-COMPETITION, DISABILITY, AND RETIREMENT AGREEMENT

      AGREEMENT made as of the 27th day of September, 2000 between David B. Lederer ("Executive") and Detection Systems, Inc., a New York corporation ("Company"). It is the intent that this Agreement will supersede the Employment Agreement, dated concurrently herewith, upon the occurrence of one of the contingencies set forth in Section 19 below.

                                WITNESSETH:

      In consideration of the mutual covenants contained herein, the parties agree as follows:

      1. Effectiveness and Terms. This Agreement shall be binding on the parties upon its execution, which is concurrent with execution of an Employment Agreement between the parties bearing the same date as this Agreement (the "Employment Agreement"), and this Agreement shall become effective when any one of the contingencies set forth in Section 19 occurs (the "Commencement Date" herein). "Term of Consulting Service" as used herein shall mean the period commencing on the Commencement Date and continuing thereafter through December 31 of the year in which Executive's 68th birthday occurs, unless the Company and Executive agree in writing to extend the Term of Consulting Service, in which case the Term of Consulting Service shall have the meaning as determined at that time; provided, however, that Executive's consulting services may be earlier terminated as hereinafter expressly set forth, in which event the Term of Consulting Service shall mean the period from the Commencement Date through the date of such earlier termination. Except as expressly provided in this Agreement, terms defined in that Employment Agreement are used herein with the same meanings.

      2. Non-Competition. During the period of effectiveness of this Agreement, Executive shall not, without the prior written consent of the Board of Directors of the Company, engage, as an employee, partner, consultant, venturer, entrepreneur, or otherwise, in the development or sale of any product or service which is competitive with any product or service sold or under active development by the Company during the Term of Consulting Service.

      3. Compensation for Non-Competition. In consideration for Executive's non-competition as provided in Section 2 above, the Company shall pay and provide to Executive a non-competition fee, paid as soon as practicable following the Commencement Date, equal to 2 times the Executive's highest total cash compensation (including base salary and bonuses) paid to Executive in any of the Company's last three fiscal years prior to the Commencement Date; and

      Beginning on the January 1 after the year in which Executive attains the age of 68, the retirement benefits set forth in Sections 9 and 10 below shall be the full consideration to be paid to Executive for his non-competition.

      4. Consulting Services. If this Agreement becomes effective upon the occurrence of any contingency set forth in Section 19 other than subsection 19(b) or (c), beginning upon the date of that occurrence Executive shall hold himself available to the Company for providing consulting services to it as an independent contractor at mutually agreeable times and places; and the Company shall have the right to call upon Executive, so long as Executive is able, for up to 8 days of consulting services per year to provide information concerning matters that occurred, were developed, or were determined while Executive was a full-time or part-time employee of the Company. Unless otherwise agreed, those consulting services shall be rendered at a place and time mutually agreed (but within 25 miles of Executive's residence at the time) and shall be paid at the rate of $1,200 per day (or up to 100 hours of consulting services per year at an hourly rate to be agreed upon). Any other consulting services shall be provided if, as, and when the parties may agree.

      Notwithstanding any of the other provisions of this Agreement, the Term of Consulting Services will automatically terminate upon Executive's death and thereupon all payments and non-vested benefits payable hereunder and under Section 3 above shall cease, except for any death benefits and any survivor benefits for his spouse which are provided under the Company's employee plans and except for the retirement benefits set forth in Section 9 for any surviving spouse. Those retirement benefits shall be paid pursuant to Section 9 commencing after Executive's 68th birthday would have occurred, except that the surviving spouse may elect, by written notice given to the Company's President or Secretary, to receive early retirement benefits as provided in Section 10 below, in which case the provisions of
Section 9 below shall apply, except that the initial retirement wage benefit shall be calculated as provided in Section 10.

      The Company may terminate Executive's consulting services due to Executive's permanent disability, as determined by the Board of Directors in good faith based on the certification of an independent M.D., and thereupon all payments and non-vested benefits under this Section 4 and under Section 3 shall cease except that the disability and retirement benefits shall be paid in accordance with the provisions of Sections 9, 10, and 11 below.

      5. Executive's Acceptance. Executive agrees to provide the consulting services described in this Agreement. Executive further agrees that he will devote his reasonable efforts during reasonable business hours to performance of the consulting services set forth herein during the Term of Consulting Service.

      6. [Intentionally left blank]

      7. Termination for Cause. The Company may terminate Executive's consulting services immediately and without prior notice to Executive for "Cause" as defined below. The existence of Cause shall be determined by the Company's Board of Directors (other than Executive) acting in good faith. "Cause" is defined, and shall be limited to, a good faith determination by the Board of Directors that any of the following has occurred:

      (a) Executive has knowingly misappropriated for his benefit a material amount of funds or property of the Company;

      (b) Executive has obtained a material personal profit from any illegal Company transaction with a third party;

      (c) Executive has obtained a material personal profit from the use of the Company's trade secrets other than on its behalf; or

      (d) The Company has suffered material financial harm from knowingly illegal action by Executive other than on the Company's behalf or for its benefit.

      If Executive's consulting services are terminated by the Company for Cause, he shall continue to be paid compensation and benefits for his non-competition in accordance with the provisions of Section 3 above and retirement benefits in accordance with Section 9 and, if elected, Section 10 below, provided that his cash compensation (including retirement benefit payments to be provided under this Agreement) shall be reduced by the amount of any monetary damage suffered by the Company due to the Cause, as determined by a court of competent jurisdiction, prorated over the actuarially determined term of all such payments beginning on such determination.

      8. Resignation. Executive may voluntarily resign from his consulting services with the Company by giving written notice thereof to the Company's President or Secretary, but no resignation shall affect Executive's obligation to provide the minimum consulting services provided for in the second sentence of Section 4 above.

      9. Retirement. The Company hereby agrees that, if not ended sooner, the Term of Service as used in the Employment Agreement shall end at the close of business on December 31 of the year in which Executive attains the age of 68, and beginning on the opening of business on January 1 of the next year (and regardless whether the Term of Service ended prior to that December 31), the Company will pay Executive, retirement benefits for his lifetime and for his spouse's lifetime, if his spouse survives him, as follows:

      (a) a retirement wage benefit equal to 60% of the base salary rate being paid to Executive at the end of his full time employment with the Company, increased for each year after the end of his full time employment by any increase in the CPI (as defined below), except that the retirement wage benefit for his spouse shall be 75% of the amount thus calculated for each year after the year of Executive's death;

      (b) continuation of Executive's participation (for himself and his spouse) in the health program in effect on the date of this Agreement (including for dental and eye care coverage, an annual physical examination, and similar benefits); and

      (c) continuation of all other benefits provided at time of retirement, such continuation limited in individual benefit cost to 60% of the maximum annual cost of such benefit in any year prior to retirement, plus CPI increases,

      For these purposes:

                  (1) unless otherwise agreed or directed by law or a
            court, "spouse" shall mean the person to whom Executive is married at the time any benefit is to be paid, or, after Executive's death, the person to whom Executive was married at the time of his death;

                  (2) "CPI" shall mean the Consumer Price Index, all Urban
            Wage Earners as determined by the United States Department of Labor, Bureau of Labor Statistics, or any successor governmental agency or, lacking any such successor, any other authoritative source designated in good faith by the Board of Directors; and the wage benefit shall be increased as of January 1 each year by multiplying the wage benefit paid during the previous year by any fraction greater than one calculated by dividing the CPI most recently computed and available at the end of that previous year by the CPI most recently computed and available at the end of the year previous to that; the CPI shall not be used to decrease the wage benefit.

      The parties agree: (x) that the foregoing retirement benefits are in addition to any other retirement benefits that may be available to Executive (such as the Company's 401(k) savings plan), (y) that payment of these retirement benefits may be terminated if a court of law determines that Executive has violated the provisions of Section 2 above, and (z) that the Company will purchase and maintain life insurance sufficient to fund the estimated benefits for Executive's spouse (estimated no later than Executive's retirement date; any excess policy proceeds to be available, if agreed, to purchase shares of the Company's Common Stock held in Executive's estate) and the policy or policies of such insurance shall be held in trust designated for this purpose.

      (d) The retirement benefits provided under this Section 9 (and, if applicable, Section 10) shall be paid as provided herein regardless whether the Company has any claims against Executive for default under this Agreement or for any other breach of duty or otherwise, and, except as otherwise provided in Section 7 above, the Company shall pay those retirement benefits as provided and must pursue remedies for any such default or other breach of duty or other claim separately and independently.

      10. Early Retirement Benefits. The parties agree that, in the circumstances expressly provided in this Agreement, Executive and/or Executive's spouse shall be paid early retirement benefits in accordance with the following:

      (a) The provisions of Section 9 shall apply to Executive's and the spouse's retirement benefits as provided therein, except as expressly modified by this Section 10, and shall be paid beginning at the time payment of the early retirement benefits actually commences as provided in this Agreement;

      (b) The initial retirement wage benefit shall not be the amount set forth in Section 9(a) above, but shall be calculated as follows: multiply the initial retirement wage benefit (calculated in accordance with Section 9(a) above) by the actuarially determined number of years it would be paid during Executive's then actuarially determined remaining lifespan as if Executive's 68th birthday had just occurred; then divide that amount by the number of years then actuarially determined to be Executive's actual expected remaining lifespan based on his actual age at that time. The amount thus calculated shall be the initial annual retirement wage benefit for purposes of Section 9(a) above.

      11. Disability. If Executive is determined to be permanently disabled in accordance with the provisions of Section 4 above or the provisions of
Section 1 of the Employment Agreement, Executive shall be paid disability benefits from that date through December 31 of the year in which Executive attains the age of 68, which disability benefits shall be equal to the non-competition compensation and benefits and the minimum consulting fees that would have been paid to Executive pursuant to Sections 3 and 4 above if he had not become disabled, provided that, to the extent the disability wage benefits are not taxable income to Executive under the U.S. Internal Revenue Code of 1986, as amended, the disability benefit amount shall equal 60% of the compensation and fees that would have been paid pursuant to Sections 3 and 4 above.

      12. Stock Transfers by Executive and Executive's Estate and Heirs. So long as this Agreement is in effect, Executive shall not sell any shares of Company Common Stock except (a) in transactions approved in advance by the Company's Board of Directors, (b) pursuant to all the conditions of Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (or any rule thus promulgated which is a successor to Rule 144); provided, however, that no such sales shall be made in any block trade or (c) when there is any tender offer pending with respect to any securities issued by the Company or there is any program announced by any person other than the Company to acquire shares of the Company's Common Stock. Executive agrees that restrictive legends referring to the provisions of this Section 12 shall be placed upon all certificates representing shares to which this Section 12 applies. The provisions of this Section 12 shall terminate upon any Change in Control or Executive's death, whichever may first occur and shall not apply thereafter.

      13. Expenses and Interest. If any contest or dispute shall arise hereunder, including without limitation any contest or dispute in respect of the failure of the Company to make any payment or provide any benefit hereunder when due, the Company shall pay directly, or at the Executive's election reimburse Executive, on a current basis, for the costs and expenses (including reasonable attorneys fees and related expenses) incurred by Executive in connection with such contest or dispute, together with interest on each payment or benefit paid or provided late by the Company calculated to the date of actual payment or provision at an annual rate equal to 3% over the highest rate then paid by the Company under its short term borrowing arrangements with an independent institutional lender (and if there is no such lender, then 4% above the prevailing prime rate as reported in the Wall Street Journal); provided, however, Executive shall be required to repay any such amounts to the Company to the extent a court issues a final and non-appealable order setting forth the determination that the position taken by Executive was frivolous or advanced in bad faith.

      14. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be delivered personally or given by prepaid, certified, return receipt requested, first class mail addressed:

      (a) if to the Company, to at least two members of the Board of Directors, c/o the Company's Secretary at the address of the Company's principal office;

      (b) if to Executive, at his home mailing address on file with the Company; and

      (c) to such other address as the party to which such notice is to be given shall have notified (in accordance with the provisions of this Section 14) as its substitute address for the purpose of this Agreement.

      Any notice given as aforesaid shall be deemed conclusively to have been received on the fifth business day after such mailing.

      15. Amendment. It is agreed that no change or modification of this Agreement shall be made except in a writing signed by both parties.

      16. Severability. In the event that any one or more of the provisions of this Agreement shall be or become invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not be affected thereby.

      17. Law Governing. The validity, interpretation, and effect of this Agreement shall be governed by the laws of the State of New York.

      18. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the consulting services of Executive by the Company during the Term of Consulting Service and with respect to non-competition and disability and retirement benefits (but does not affect pension and other benefit plans and arrangements in which Executive participates). There are no restrictions, agreements, promises, warranties, covenants, or undertakings other than those expressly set forth herein with respect to the Term of Consulting Service. Upon the occurrence of one of the contingencies set forth in Section 19 below, as of the Commencement Date this Agreement supersedes all prior agreements, arrangements, and understandings between the parties, whether oral or written, with respect to employment or consulting services of Executive on and after the Commencement Date. Thus, whenever this Agreement becomes effective, the provisions of the Employment Agreement shall no longer be effective except for any claims that may have accrued thereunder.

      19. Contingencies. (a) This Agreement shall be effective immediately upon the occurrence of any one of the following:

      (a) Upon the end of the 5-year Term of Service as provided in Section 1 of the Employment Agreement;

      (b) Upon Executive's death as provided in Section 1 of the Employment Agreement;

      (c) Upon Executive's permanent disability as provided in Section 1 of the Employment Agreement;

      (d) At the end of the period specified in Section 4 of the Employment Agreement after termination of Executive's employment without Cause;

      (e) At the end of the period specified in Section 5 of the Employment Agreement after termination of Executive's employment for Cause;

      (f) Upon any voluntary resignation by Executive from full time employment with the Company prior to a Change in Control as provided in
Section 6 of the Employment Agreement;

      (g) Upon the effectiveness of any termination of Executive's employment after a Change in Control as provided in Section 7 of the Employment Agreement;

      (h) Upon Executive's retirement as provided in Section 8 of the Employment Agreement; or

      (i) Upon any change of Executive's employment status to that of independent consultant as provided in Section 9 of the Employment
Agreement.

      20.  Change in Control; Potential Change in Control.

      (a) A "Change in Control" of the Company shall be deemed to have occurred if no Change in Control occurred during the effectiveness of the Employment Agreement and:

                  (1) any "person," as such term is used in Sections 13(d)
            and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
            Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities;


                  (2) there is elected 35% or more of the members of the
            Board of Directors of the Company without the approval of the nomination of such members by a majority of the Board serving prior to that election or, if the election was by shareholders, without the Board's approval of the nomination having been included in the Company's proxy statement for that shareholder meeting;

                  (3) the shareholders of the Company approve a merger or
            consolidation of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent more than 75% of the combined voting power of the voting securities of the Company, or such surviving entity, outstanding immediately after such merger or consolidation; or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as defined above) acquires more than 25% of the combined voting power of the Company's then-outstanding securities; or

                  (4) The shareholders of the Company approve an agreement
            for the sale or disposition by the Company and all or substantially all of the Company's assets.

      (b)   If:

            (i) any Change in Control of the Company occurs while this Agreement is effective, and

            (ii) after Karl H. Kostusiak ("Kostusiak") has given notice to the Company or the Company (acting upon a determination of its Board of Directors) has given notice to Kostusiak, in either case to the effect that the six month period called for by Section 20(b) of the Non-Competition, Disability and Retirement Agreement attached as Exhibit A to the employment agreement between the Company and Kostusiak, dated September, 2000 (the "Kostusiak N-CDR Agreement"), has begun to run, Executive gives notice to the Company or the Company (acting upon a determination of its Board of Directors) gives notice to Executive, in either case to the effect that the 6 month period called for by this Section 20(b) shall begin to run, and

            (iii) after Kostusiak's consulting services have been terminated by Kostusiak or by the Company (other than for Kostusiak's death or disability) within six months after the date the notice provided for in Section 20(b)(ii) of the Kostusiak N-CDR Agreement is received (in Kostusiak's case the termination being effected by Kostusiak giving notice within that six month period, effective within 30 days after the notice is given, that his consulting services are terminated), regardless the reason, if any, and regardless which party gave the notice provided for in Section 20(b)(ii) of the Kostusiak N- CDR Agreement, Executive's consulting services are terminated by Executive or by the Company (other than for Executive's death or disability) within 6 months after the date the notice provided for in (ii) above is received (in Executive's case the termination being effected by Executive giving notice within that 6 month period, effective within 30 days after the notice is given, that his consulting services are terminated to the extent permitted under Section 4 above), regardless the reason, if any, and regardless which party gave the notice provided for in (ii) above, then the Company shall, upon receipt of said notice, immediately pay, transfer, and provide to Executive the following amounts, benefits, and assets:

                  (1) The Company shall pay to Executive the sum of
            Executive's minimum consulting fees through the effective date of termination of his consulting services at the rate in effect at the time of termination or at the time the Change in Control occurs, whichever is higher, and an amount equal to the amount of any bonus which has been earned by him but not yet paid to him. These amounts shall be paid to Executive in a lump sum within five days following the effective date of termination, or in the case of a bonus which is not readily calculable at that time, within 5 days after the bonus can be calculated.

                  (2) The Company shall pay to Executive an amount equal to
            3 times the highest total cash compensation (including any base salary, non-competition compensation, bonuses, and consulting fees) paid Executive in any of the Company's last three fiscal years completed prior to such termination. This amount shall be paid to Executive as provided in the last sentence of subsection (1) above.


                  (3) All options and other rights that Executive may hold
            to purchase or otherwise acquire Common Stock of the Company shall immediately become exercisable in full for the total number of shares that are or might become purchasable thereunder, in each case without further condition or limitation except the giving of notice of exercise and the payment of the purchase price thereunder (but without amendment of the plan under which they were issued). At his discretion, Executive may elect to surrender to the Company his rights in any such options and rights held by him and, upon that surrender, the Company shall pay him an amount in cash equal to the aggregate spread between the exercise prices of all those options and rights and the value of the Common Stock purchasable thereunder (or of any other security into which the Common Stock has been exchanged or converted) as of the date of the termination of consulting services, the value to be determined by the reported last sale price of the Common Stock or that other security (or the mean between the reported last bid and asked prices) on that date on NASDAQ (or, if it is not NASDAQ, on whatever may then be the principal exchange or quotation system on which the Company's Common Stock or that other security is traded at that time).

                  (4) The Company shall transfer to Executive any and all
            of its right, title, and interest in and to all Company life insurance policies (except with respect to Nationwide Insurance Policy No. N100169270 (the "Nationwide Policy")) (and upon that transfer, Executive shall be deemed to have released the Company from any and all obligations it then owes to him to maintain and pay premiums on those policies and any obligation on the part of the Company to repurchase common stock of the Company from Executive or his estate using the proceeds of such life insurance policies shall be of no further force or effect).

                  (5) In addition to the amounts specified in clauses (1)
            through (4) of this paragraph (b), the Company shall pay to Executive, at the same time as those amounts are paid, an additional amount which, after taking into account all federal, state, and local income and excise taxes that Executive is required to pay with respect to receipt of the additional amount under this clause (5), will render the net after-tax payment to Executive under this clause (5) equal to the sum of:

                        (A) all federal, state, and local excise taxes that
                  Executive is required to pay with respect to the payments made pursuant to clauses (1) through (4) above; and

                        (B) all federal, state, and local income and excise
                  taxes that Executive is required to pay with respect to the payment made pursuant to this clause (5).

            The foregoing amounts of federal, state, and local income and excise taxes shall be determined initially by a nationally recognized law firm or firm of independent public accountants retained by Executive at his expense or, at Executive's option, by a law firm or firm of independent public accountants at the Company's expense, and such determination and the basis therefor shall be furnished in writing to Executive and the Company. Payment shall be made by the Company in accordance with that initial determination regardless whether there is a dispute over the accuracy thereof. If either party disputes that initial determination the matter shall promptly be referred to a nationally recognized law firm or firm of independent public accountants selected by the Executive (which firm shall not have been involved in the initial determination), and Executive and the Company shall promptly furnish to that firm such information as it reasonably requests. The Company shall make such additional payment to Executive or Executive shall refund to the Company, as the case may be, in accordance with the latter firm's determination. The fees and expenses of that firm shall be borne by the Company.

            Notwithstanding any provision in this N-CDR Agreement or the Employment Agreement to the contrary, at no time may the aggregate value of the payments and benefits to be provided to Executive pursuant to Sections 20(b)(iii)(2) through 20(b)(iii)(6) hereof exceed 2.23% of the then current market capitalization of the Company (the "Cap Amount"). If the aggregate value of such payments and benefits to be provided to Executive exceed the Cap Amount, Executive shall, subject to the Cap Amount, determine which payments or benefits shall be reduced and the amount of each applicable reduction.

      (c) A "Potential Change in Control" of the Company shall be deemed to have occurred if circumstances exist which are determined by a majority of the non- employee directors of the Board to reasonably be expected to lead to a Change in Control within a period of no more than 8 business days after such determination.

      (d) The Company shall, immediately upon receipt of notice from the Executive that a Potential Change in Control has occurred, transfer to an escrow account for the Executive's benefit (subject to Section 20(e) hereof) the life insurance policies referenced in Section 20(b)(iii)(4) hereof and an amount in cash sufficient to either (as determined by the compensation committee of the Board) (i) fund the payments and benefits to which Executive would be entitled upon a termination following a Change in Control in accordance with Section 20(e) hereof and all amounts to which Executive is entitled under Section 9 (but excluding Section 4) of this Agreement or (ii) purchase and fully pay for an annuity policy sufficient to fund the same; provided, however, that the aggregate amount transferred to such escrow account in respect of the payments made and benefits provided to Executive pursuant to Sections 20(b)(iii)(2) through 20(b)(iii)(6) hereof, when combined with any amounts previously paid to Executive pursuant to Section 3 hereof, may not exceed 2.23% of the then current market capitalization of the Company determined as of the date of the Potential Change in Control (as adjusted, the "Potential Change in Control Cap Amount"). If the Nationwide Policy is contributed to fund the escrow account contemplated by this Section 20(d), the amount of funding required to be provided by the Company shall be reduced by the cash surrender value of the Nationwide Policy at the time of funding.

      (e) If a Change in Control occurs and either Executive or the Company gives notice pursuant to Section 20(b)(ii) hereof and Executive's consulting services hereunder are terminated pursuant to Section 20(b)(iii) hereof, any funds or property held in the escrow account shall be immediately transferred to Executive in full satisfaction of the Company's obligation to pay or fund the payments and benefits set forth in Sections 3, 9 and 20(b) of this Agreement. In the event the Cap Amount, as determined based upon the market capitalization of the Company immediately prior to the Change in Control (the "Change in Control Cap Amount"), exceeds the Potential Change in Control Cap Amount, the Company shall transfer to Executive the amount of such excess as soon as administratively practicable following such Change in Control. In the event the Change in Control Cap Amount is less than the Potential Change in Control Cap Amount (such difference, the "Overage"), the amount payable to Executive pursuant to this Section 20(e) shall be reduced by the amount of the Overage and such amount shall be returned to the Company or its successor, as applicable, as soon as practicable following such Change in Control. Within 10 days after it has been conclusively determined jointly by the Executive's counsel and the Company's counsel that a Change in Control has not occurred, the escrow agent shall return to the Company all funds and property contributed to the escrow account by the Company, plus any interest accrued thereon.

      (f) The Company may withhold from any payments due to Executive under paragraph (b) such amounts as its attorneys or independent public accountants may determine are required to be withheld under applicable federal, state, and local tax laws.

      (g) If applicable, the provisions of this Section 20 shall control over the provisions of Section 7. In the event that Executive's consulting services are not terminated by the Company or the Executive within the 6 month period specified in Section 20(b), the provisions of Section 7 once again shall be applicable thereafter.

      21. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the heirs, legatees, administrators, successors, and assigns of the respective parties.


      IN WITNESS WHEREOF, Executive for himself, and the undersigned director of the Company, acting on behalf of the Company by authority of its Board of Directors, have executed this Agreement as of the day and year first above written.



                                              /s/ David B. Lederer
                                              David B. Lederer,
                                              Executive


                                              DETECTION SYSTEMS, INC.

                                              By: /s/ Donald R. Adair

                                                  Donald R. Adair,
                                                  Chairman of the
                                                  Compensation Committee
                                                  of the Board of Directors